UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): August 9, 2006 (August 9, 2006)

Realogy Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-32852	20-4381990
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

One Campus Drive
Parsippany, NJ		07054
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code (973) 407-2000
None
(Former name or former address if changed since last
report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
          The following summarizes the financial results of Realogy Corporation (“Realogy” or the “Company”) for second quarter 2006, which were in line with Realogy’s previously announced expectations.
          Revenues for the three months ended June 30, 2006 totaled $1,902 million, a decrease of $144 million (7%) from the three months ended June 30, 2005. Net income for the three months ended June 30, 2006 was $163 million. Before separation and restructuring costs of $11 million after-tax ($18 million pre-tax) Net income for the three months ended June 30, 2006 was $174 million, reflecting a decline of 21% from the year earlier period. Net income before separation and restructuring costs is a non-GAAP financial measure and is shown because the Company believes it better represents the operating results of the Company during the period shown. Revenue and Net income declines were principally due to lower revenue in Realogy’s Real Estate Franchise Services and Company-owned Real Estate Brokerage Services (operated through the NRT Incorporated subsidiary), partially offset by growth in Title and Settlement Services. Home prices increased 5% at both Real Estate Franchise and NRT. These increases were offset by closed homesale sides decreases of 16% and 13% at Real Estate Franchise and NRT, respectively. The decline in closed homesale sides volume reflects moderation of the residential real estate market, particularly in some of the areas where NRT is concentrated such as Florida and California, partially offset by the impact of tuck-in acquisitions at NRT.
          Realogy’s separation from Cendant Corporation (NYSE: CD) (“Cendant”) was completed on July 31, 2006. Accordingly, the financial results of Realogy for the three months ended June 30, 2006 include corporate expense allocations and do not reflect actual expenses that we would have incurred had we been operating as an independent, publicly traded company during that period. Therefore, the financial results for the three months ended June 30, 2006 may not necessarily be indicative of what Realogy’s financial results will be in the future and may not be comparable to periods ending after the July 31, 2006 separation date. Information regarding such standalone costs is included in our Information Statement dated July 13, 2006, filed as Exhibit 99.1 to Realogy’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 19, 2006.
          Detailed financial results for the three months ended June 30, 2006 will be available in Realogy’s Form 10-Q for the period ended June 30, 2006, which the Company expects to file on or prior to August 28, 2006 — no later than 45 days following the July 13, 2006 effective date of its Registration Statement on Form 10.
***
          On August 9, 2006, Cendant filed a Current Report on Form 8-K with the Securities and Exchange Commission for the release of its earnings and general press release for the three months ended June 30, 2006. Included in Cendant’s filing and press release was the disclosure of revenue and earnings before interest, taxes, depreciation and amortization (“EBITDA”) of Cendant’s Realogy business segment (as that term is defined, and use of EBITDA as a segment measure is permitted, under generally accepted accounting principles (“GAAP”)). The presentation and results of the Realogy business segment of Cendant is largely consistent with Realogy’s results and presentation as a stand-alone public company; however a few differences exist in the way certain items were reported under Cendant ownership versus reporting requirements for Realogy under GAAP as a stand-alone entity. The Realogy business segment of Cendant does not include approximately $10 million and $3 million of expenses for the three months ended June 30, 2006 and 2005, respectively, which are included as costs on a stand-alone basis due mainly to the manner in which Cendant managed the Realogy business segment and the allocation of corporate expenses. A copy of the Cendant press release issued on August 9, 2006 is attached hereto as Exhibit 99.1 and that portion of the press release relating to the results of Cendant’s Realogy business segment is incorporated by reference into this item.
Item 7.01. Regulation FD Disclosure.
          The information included in Item 2.02 of this Current Report on Form 8-K is incorporated by reference into this item.
Item 9.01. Financial Statements and Exhibits.
          (d) Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press Release of Cendant Corporation dated August 9, 2006
          Exhibit 99.1 is being furnished, not filed, with this Current Report on Form 8-K. Accordingly, Exhibit 99.1 will not be incorporated by reference into any other filing made by Realogy with the Securities Exchange Commission, unless specifically identified therein as being incorporated therein by reference.
Forward Looking Statements
          This Current Report on Form 8-K contains or incorporates by reference certain statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Realogy to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words “believes”, “expects”, “anticipates”, “intends”, “projects”, “estimates”, “plans”, “may increase”, “may fluctuate” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements. Realogy cannot provide any assurances that any of the proposed transactions relating to the separation plan of Cendant Corporation (“Cendant”) that may impact Realogy, such as the proposed sale of Travelport will be completed, and can give no assurances as to the terms on which such transactions will be consummated. The sale of Travelport is subject to certain conditions precedent as described in the Purchase Agreement relating to such sale.
          Various factors that could affect Realogy’s future results and could cause actual results to differ materially from those expressed in such forward-looking statements include but are not limited to: adverse developments in general business, economic and political conditions or any outbreak or escalation of hostilities on a national, regional or international basis; a decline in the number of home sales and/or prices; competition in Realogy’s existing and future lines of business and the financial resources of competitors; Realogy’s failure to comply with regulations and any changes in regulations; seasonal fluctuation in the residential real estate brokerage business; local and regional conditions in the areas where Realogy’s franchisees and brokerage operations are located; Realogy’s failure to complete future acquisitions or to realize anticipated benefits from completed acquisitions; actions by Realogy’s franchisees that could harm Realogy’s business; Realogy’s inability to access capital and/or asset-backed markets on a favorable basis; the loss of any of Realogy’s senior management; the final resolutions or outcomes with respect to Cendant’s contingent and other corporate liabilities and any related actions for indemnification made pursuant to the Separation and Distribution Agreement; a failure by Cendant to complete the sale of Travelport, to receive gross cash proceeds of $4,300 million (which purchase price is subject to adjustment) or to contribute to us all or a portion of the proceeds that Realogy expects to receive; and Realogy’s inability to operate effectively as a stand-alone, publicly traded company.
          In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this press release may not occur. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this press release. Important assumptions and other important factors that could cause actual results to differ materially from those in the forward looking statements are specified in Realogy’s Information Statement dated July 13, 2006, including under headings such as “Risk Factors,” “Forward-Looking Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Except for Realogy’s ongoing obligations to disclose material information under the federal securities laws, Realogy undertakes no obligation to release any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY CORPORATION

	By:	/s/ Anthony E. Hull

Anthony E. Hull
Executive Vice President, Chief Financial Officer
and Treasurer

Date: August 9, 2006

REALOGY CORPORATION
CURRENT REPORT ON FORM 8-K
Report Dated August 9, 2006
EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release of Cendant Corporation dated August 9, 2006